Exhibit 99.1

Constellation Alpha Capital Corp. Signs Letter of Intent to Acquire DermTech, Inc., a leading innovator of genomics for dermatology and non-invasive skin cancer diagnosis

New York, NY and La Jolla, CA. March 15, 2019 - Constellation Alpha Capital Corp. (NASDAQ: CNAC) (“Constellation”), a special purpose acquisition company, announced that it has executed a non-binding Letter of Intent to merge with DermTech, Inc. (“DermTech”), a molecular genomics company, with an initial focus on skin cancer, that develops and markets novel non-invasive diagnostic tests.

About DermTech, Inc.

DermTech is a leading genomics company in dermatology, bringing precision medicine to the diagnosis and treatment of skin disease. DermTech markets and develops products that facilitate the early detection of skin cancers, assess inflammatory diseases and help customize drug treatment. DermTech analyzes skin samples collected non-invasively using an adhesive patch rather than a scalpel. DermTech’s mission is to transform dermatology by delivering highly accurate and objective information to the clinician to improve care and reduce costs.

Mr. Rajiv Sarman Shukla, Chairman and Chief Executive Officer of Constellation, said, “DermTech has developed a deep pipeline of dermatology-focused diagnostic tests with superior clinical sensitivity, improved patient comfort due to non-invasive sample collection and meaningful cost savings for payors. We are excited to bring this potential opportunity to our shareholders.”

Dr. John Dobak, Chief Executive Officer of DermTech, said, “We look forward to completing this transaction, which will allow us to scale up commercialization of our skin cancer products, support the development of new products and expand our collaborations with pharmaceutical partners. DermTech has developed a unique diagnostic platform addressing large commercial opportunities, based on a foundation of science, clinical evidence and physician and patient value. This transaction provides us an opportunity to utilize and build upon our platform.”

About Constellation Alpha Capital Corp.

Constellation, a special purpose acquisition company, was formed by Mr. Rajiv Sarman Shukla. Constellation raised $143.75 million in its initial public offering in June 2017. Additional information about Constellation is available at www.ConstellationAlpha.com.

Key Transaction Terms

Under the terms of the proposed transaction, it is anticipated that DermTech will merge into a wholly-owned subsidiary of Constellation in exchange for shares of Constellation common stock.  It is expected that DermTech shareholders will own a majority of the combined company’s shares following the merger, but final ownership percentages will depend on the amount of redemptions by Constellation shareholders and the size of the anticipated private placement, if any.  It is expected that the definitive agreement will contain a minimum cash closing condition of $15 million.  The consummation of the transaction is contingent on, among other things, Constellation completing its legal and financial due diligence of DermTech and the parties negotiating and entering into a legally binding definitive agreement. A definitive agreement with respect to the transaction, if entered into, will provide that the closing of the transaction is subject to approval by Constellation’s shareholders and the satisfaction of other closing conditions. The transaction is expected to close in the second quarter of 2019. Cowen is acting as financial and capital markets advisor to Constellation. Greenberg Traurig, LLP is acting as legal counsel to Constellation. Mintz is acting as legal counsel to DermTech.

If a legally binding definitive agreement is entered into, a full description of the transaction terms will be provided in a proxy statement for the shareholders of Constellation to be filed with the United States Securities and Exchange Commission (“SEC”). Constellation urges investors, shareholders and other interested persons to read, when available, the proxy statement as well as other documents filed with the SEC because these documents will contain important information. The definitive proxy statement will be mailed to shareholders of Constellation as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Constellation Alpha Capital Corp., Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov) and Constellation’s website.

Participants in the Solicitation

Constellation and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of Constellation is set forth in Constellation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on June 29, 2018.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the proposed business combination will be set forth in the proxy statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Constellation or DermTech, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s and DermTech’s plans to enter into an agreement regarding the transaction described herein, the proposed terms and timing of such transaction and the expected benefits of the proposed transaction. These statements are based on various assumptions and on the current expectations of Constellation and DermTech management and are not predictions of actual performance. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which DermTech is or may become a party or governmental investigations to which DermTech may become subject that could interrupt or limit DermTech’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in DermTech’s clients’ preferences, prospects and the competitive conditions prevailing in the health care sector; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Constellation is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination or a delay or difficulty in integrating the businesses of Constellation and DermTech; the amount of redemption requests made by Constellation’s shareholders; those factors discussed in Constellation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018 under the heading “Risk Factors,” and other documents of Constellation filed, or to be filed, with the SEC. These statements speak only as of the date they are made and neither Constellation nor DermTech undertakes any obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this press release.

Contact:

Mr. Rajiv Shukla, Chief Executive Officer, rss@constellationalpha.com

Dr. John Dobak, Chief Executive Officer, jdobak@dermtech.com